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                              D&K WHOLESALE DRUG, INC.
                      401(K) PROFIT SHARING PLAN AND TRUST
                                AMENDMENT NUMBER 1

                        RESOLUTION OF BOARD OF DIRECTORS

WHEREAS, D&K Wholesale Drug, Inc. (hereinafter called "Company"), established the D&K Wholesale Drug, Inc. 401(k) Profit Sharing Plan and Trust (hereinafter called the "Plan") effective January 1, 1995; and

WHEREAS, in accordance with Section 8.1 of the Plan, the Company by action of its Board of Directors is authorized to amend the Plan at any time; and

WHEREAS, the Company now deems it advisable to amend the Plan to allow Employees to become eligible to enter the plan upon attainment of age 21 and after 120 days of service;

THEREFORE, BE IT RESOLVED that the Section D4b. of the adoption agreement shall be amended effective July 1, 1996, to read as follows:

    D4    CONDITIONS OF ELIGIBILITY (Plan Section 3.1)

          b.    SERVICE REQUIREMENT (may not exceed 1 year)

                1. ( ) None
                2. ( ) 1/2 Year of Service
                3. ( ) 1 Year of Service
                4. (x) Other 30 days
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                              CERTIFICATION
                              -------------

I, Martin D. Wilson, Secretary of D&K Wholesale Drug, Inc., a corporation duly organized and existing under the laws of the state of Missouri, hereby certify that the above is a true and correct copy of the resolution duly adopted on the 20th day of December, 1996, which resolution has not been subsequently rescinded or modified.

IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the seal of the said corporation this 20th day of December, 1996.


                                                /s/ Juanita Whitfield
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SEAL

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